UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 20, 2020

CBTX, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38280	20‑8339782

(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer

incorporation or organization)		identification no.)

9 Greenway Plaza, Suite 110

Houston, Texas 77046

(Address of principal executive offices)

(713) 210‑7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CBTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07      Submission of Matters to a Vote of Security Holders.

CBTX, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders on May 20, 2020 (the “2020 Annual Meeting”) for the following purposes: (i) to elect four Class II members to the Board of Directors to serve for a term commencing on the date of the annual meeting and continuing until the 2023 annual meeting of shareholders until each person’s successor is duly elected and qualified, or their earlier death, resignation or removal; and (ii) to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020. All of the Company’s director nominees were elected by a plurality of the votes cast, and the ratification of Grant Thornton LLP was approved.

As of March 25, 2020, the record date (the “Record Date”) for the 2020 Annual Meeting, there were 24,955,909 shares of common stock issued and outstanding. 20,226,205 shares of common stock were represented in person or by proxy and entitled to vote at the 2020 Annual Meeting, constituting a quorum. The information below reflects the number of votes cast by the shareholders.

The number of votes for, votes withheld and broker non-votes for the election of each director was as follows:

	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Class II Directors
Glen W. Morgan	14,223,432	2,918,065	3,084,708
Joe E. Penland, Jr.	14,395,464	2,746,033	3,084,708
Reagan A. Reaud	16,898,880	242,617	3,084,708
Joseph B. Swinbank	14,595,262	2,546,235	3,084,708

The number of votes for, the number of votes against, and the number of abstentions with respect to the ratification of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020 was as follows. There were no broker non-votes returned on this matter.

Number of Votes For	Number of Votes Against	Abstentions
20,196,612	23,635	5,958

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBTX, INC.

Date: May 22, 2020	/s/ Robert T. Pigott, Jr.
Robert T. Pigott, Jr.
Chief Financial Officer